Exhibit 99.1

Triumph Bancorp Reports Fourth Quarter Net Income to Common Stockholders of $16.7 Million

DALLAS – January 21, 2020 (GLOBE NEWSWIRE) – Triumph Bancorp, Inc. (Nasdaq: TBK) (“Triumph” or the “Company”) today announced earnings and operating results for the fourth quarter of 2019.

As part of how we measure our results, we use certain non-GAAP financial measures to ascertain performance.  These non-GAAP financial measures are reconciled in the section labeled “Metrics and non-GAAP financial reconciliation” at the end of this press release.

2019 Fourth Quarter Highlights and Recent Developments

•	For the fourth quarter of 2019, net income available to common stockholders was $16.7 million. Diluted earnings per share were $0.66.
•	Net interest margin (“NIM”) was 5.72% for the quarter ended December 31, 2019.
•	Total loans held for investment decreased $14.9 million, or 0.4%, to $4.195 billion at December 31, 2019. Average loans for the quarter increased $190.7 million, or 4.8%, to $4.134 billion.
•

The total dollar value of invoices purchased by Triumph Business Capital for the quarter ended December 31, 2019 was $1.490 billion with an average invoice size of $1,662. The transportation average invoice size for the quarter was $1,507.

•	For the quarter ended December 31, 2019, TriumphPay processed 442,428 invoices paying 41,222 distinct carriers a total of $474.9 million.
•	During the quarter ended December 31, 2019, we completed a $39.5 million subordinated debt offering.
•

During the quarter ended December 31, 2019, we repurchased 392,557 shares into treasury stock under our stock repurchase program at an average price of $36.69, for a total of $14.4 million. During the year ended December 31, 2019, we have repurchased 2,080,791 shares into treasury stock under our stock repurchase programs at an average price of $30.90, for a total of $64.4 million.

Balance Sheet

Total loans held for investment decreased $14.9 million, or 0.4%, during the fourth quarter to $4.195 billion at December 31, 2019. The community banking portfolio decreased $113.0 million, or 5.1%, to $2.094 billion, the commercial finance portfolio decreased $25.6 million, or 2.0%, to $1.250 billion, and the national lending portfolio increased $123.7 million, or 17.0%, to $850.4 million during the quarter.

Total deposits were $3.790 billion at December 31, 2019, an increase of $92.1 million, or 2.5%, in the fourth quarter of 2019.  Non-interest-bearing deposits accounted for 21% of total deposits and non-time deposits accounted for 59% of total deposits at December 31, 2019.

Net Interest Income

We earned net interest income for the quarter ended December 31, 2019 of $66.4 million compared to $64.8 million for the quarter ended September 30, 2019.

Yields on loans for the quarter ended December 31, 2019 were down 15 bps from the prior quarter to 7.48%. The average cost of our total deposits was 1.15% for the quarter ended December 31, 2019 compared to 1.19% for the quarter ended September 30, 2019.

Asset Quality

Non-performing assets were 0.87% of total assets at December 31, 2019 compared to 0.91% of total assets at September 30, 2019.  The ratio of past due to total loans decreased to 2.19% at December 31, 2019 from 2.47% at September 30, 2019. We recorded total net charge-offs of $3.2 million, or 0.08% of average loans, for the quarter ended December 31, 2019 compared to net charge-offs of $0.4 million, or 0.01% of average loans, for the quarter ended September 30, 2019.

We recorded a provision for loan losses of $0.4 million for the quarter ended December 31, 2019 compared to a provision of $2.9 million for the quarter ended September 30, 2019. From September 30, 2019 to December 31, 2019, our ALLL decreased from $31.9 million or 0.76% of total loans to $29.1 million or 0.69% of total loans.

Non-Interest Income and Expense

We earned non-interest income for the quarter ended December 31, 2019 of $8.7 million compared to $7.7 million for the quarter ended September 30, 2019.

For the quarter ended December 31, 2019, non-interest expense totaled $52.7 million, compared to $52.2 million for the quarter ended September 30, 2019.

Conference Call Information

Aaron P. Graft, Vice Chairman and CEO and Bryce Fowler, CFO will review the quarterly results in a conference call for investors and analysts beginning at 5:00 p.m. Central Time on Tuesday, January 21, 2020. Todd Ritterbusch, Chief Lending Officer, will also be available for questions.

To participate in the live conference call, please dial 1-855-940-9472 (Canada: 1-855-669-9657) and request to be joined into the Triumph Bancorp, Inc. call.  A simultaneous audio-only webcast may be accessed via the Company's website at www.triumphbancorp.com through the Investor Relations, News & Events, Webcasts and Presentations links, or through a direct link here at: https://services.choruscall.com/links/tbk200121.html. An archive of this conference call will subsequently be available at this same location on the Company’s website.

About Triumph

Triumph Bancorp, Inc. (Nasdaq: TBK) is a financial holding company headquartered in Dallas, Texas.  Triumph offers a diversified line of community banking, national lending, and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com

Forward-Looking Statements

This press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp., and the operating assets of Interstate Capital Corporation and certain of its affiliates) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2019.

Non-GAAP Financial Measures

This press release includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of this press release.

The following table sets forth key metrics used by Triumph to monitor our operations. Footnotes in this table can be found in our definitions of non-GAAP financial measures at the end of this document.

	As of and for the Three Months Ended					As of and for the Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018	2019	2018
Financial Highlights:
Total assets	$5,060,297	$5,039,697	$4,783,189	$4,529,783	$4,559,779	$5,060,297	$4,559,779
Loans held for investment	$4,194,512	$4,209,417	$3,835,903	$3,612,869	$3,608,644	$4,194,512	$3,608,644
Deposits	$3,789,906	$3,697,833	$3,658,978	$3,314,440	$3,450,349	$3,789,906	$3,450,349
Net income available to common stockholders	$16,709	$14,317	$12,730	$14,788	$18,085	$58,544	$51,130

Performance Ratios - Annualized:
Return on average assets	1.31%	1.17%	1.09%	1.33%	1.60%	1.23%	1.33%
Return on average total equity	10.24%	8.79%	7.83%	9.30%	11.35%	9.04%	9.24%
Return on average common equity	10.24%	8.79%	7.83%	9.30%	11.40%	9.04%	9.27%
Return on average tangible common equity (1)	14.54%	12.56%	11.19%	13.43%	16.73%	12.93%	11.90%
Yield on loans(2)	7.48%	7.63%	7.95%	7.99%	8.14%	7.75%	8.07%
Cost of interest bearing deposits	1.45%	1.49%	1.42%	1.24%	1.15%	1.40%	1.02%
Cost of total deposits	1.15%	1.19%	1.14%	0.99%	0.91%	1.12%	0.80%
Cost of total funds	1.35%	1.41%	1.40%	1.28%	1.14%	1.36%	1.09%
Net interest margin(2)	5.72%	5.85%	5.99%	6.15%	6.34%	5.92%	6.35%
Net non-interest expense to average assets	3.46%	3.64%	3.68%	3.70%	3.55%	3.61%	3.70%
Adjusted net non-interest expense to average assets (1)	3.46%	3.64%	3.68%	3.70%	3.55%	3.61%	3.55%
Efficiency ratio	70.15%	71.93%	71.37%	70.54%	65.52%	70.99%	66.94%
Adjusted efficiency ratio (1)	70.15%	71.93%	71.37%	70.54%	65.52%	70.99%	64.43%

Asset Quality:(3)
Past due to total loans	2.19%	2.47%	1.90%	2.33%	2.41%	2.19%	2.41%
Non-performing loans to total loans	0.97%	1.00%	0.96%	0.95%	1.00%	0.97%	1.00%
Non-performing assets to total assets	0.87%	0.91%	0.86%	0.84%	0.84%	0.87%	0.84%
ALLL to non-performing loans	71.63%	75.58%	79.91%	80.70%	76.47%	71.63%	76.47%
ALLL to total loans	0.69%	0.76%	0.77%	0.76%	0.76%	0.69%	0.76%
Net charge-offs to average loans	0.08%	0.01%	0.05%	0.03%	0.05%	0.17%	0.23%

Capital:
Tier 1 capital to average assets(4)	10.03%	10.37%	10.84%	11.32%	11.08%	10.03%	11.08%
Tier 1 capital to risk-weighted assets(4)	10.29%	10.08%	11.08%	11.76%	11.49%	10.29%	11.49%
Common equity tier 1 capital to risk-weighted assets(4)	9.45%	9.26%	10.19%	10.81%	10.55%	9.45%	10.55%
Total capital to risk-weighted assets(4)	12.75%	11.79%	12.88%	13.62%	13.35%	12.75%	13.35%
Total equity to total assets	12.58%	12.57%	13.45%	14.27%	13.96%	12.58%	13.96%
Tangible common stockholders' equity to tangible assets(1)	9.16%	9.10%	9.78%	10.37%	10.03%	9.16%	10.03%

Per Share Amounts:
Book value per share	$25.50	$24.99	$24.56	$24.19	$23.62	$25.50	$23.62
Tangible book value per share (1)	$17.88	$17.40	$17.13	$16.82	$16.22	$17.88	$16.22
Basic earnings per common share	$0.67	$0.56	$0.48	$0.55	$0.68	$2.26	$2.06
Diluted earnings per common share	$0.66	$0.56	$0.48	$0.55	$0.67	$2.25	$2.03
Adjusted diluted earnings per common share(1)	$0.66	$0.56	$0.48	$0.55	$0.67	$2.25	$2.21
Shares outstanding end of period	24,964,961	25,357,985	26,198,308	26,709,411	26,949,936	24,964,961	26,949,936

Unaudited consolidated balance sheet as of:

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018
ASSETS
Total cash and cash equivalents	$197,880	$115,043	$209,305	$171,950	$234,939
Securities - available for sale	248,820	302,917	329,991	339,465	336,423
Securities - held to maturity	8,417	8,517	8,573	8,499	8,487
Equity securities	5,437	5,543	5,479	5,183	5,044
Loans held for sale	2,735	7,499	2,877	610	2,106
Loans held for investment	4,194,512	4,209,417	3,835,903	3,612,869	3,608,644
Allowance for loan and lease losses	(29,092)	(31,895)	(29,416)	(27,605)	(27,571)
Loans, net	4,165,420	4,177,522	3,806,487	3,585,264	3,581,073
FHLB and other restricted stock	19,860	23,960	18,037	21,191	15,943
Premises and equipment, net	96,595	87,112	84,998	84,931	83,392
Other real estate owned ("OREO"), net	3,009	2,849	3,351	3,073	2,060
Goodwill and intangible assets, net	190,286	192,440	194,668	197,015	199,417
Bank-owned life insurance	40,954	40,724	40,847	40,667	40,509
Deferred tax asset, net	3,812	5,971	7,278	7,608	8,438
Other assets	77,072	69,600	71,298	64,327	41,948
Total assets	$5,060,297	$5,039,697	$4,783,189	$4,529,783	$4,559,779
LIABILITIES
Non-interest bearing deposits	$809,696	$754,233	$684,223	$667,597	$724,527
Interest bearing deposits	2,980,210	2,943,600	2,974,755	2,646,843	2,725,822
Total deposits	3,789,906	3,697,833	3,658,978	3,314,440	3,450,349
Customer repurchase agreements	2,033	14,124	12,788	3,727	4,485
Federal Home Loan Bank advances	430,000	530,000	305,000	405,000	330,000
Subordinated notes	87,327	49,010	48,983	48,956	48,929
Junior subordinated debentures	39,566	39,443	39,320	39,200	39,083
Other liabilities	74,875	75,594	74,758	72,244	50,326
Total liabilities	4,423,707	4,406,004	4,139,827	3,883,567	3,923,172
EQUITY
Common stock	272	272	271	271	271
Additional paid-in-capital	473,251	472,368	471,145	470,292	469,341
Treasury stock, at cost	(67,069)	(52,632)	(27,468)	(9,881)	(2,288)
Retained earnings	229,030	212,321	198,004	185,274	170,486
Accumulated other comprehensive income	1,106	1,364	1,410	260	(1,203)
Total stockholders' equity	636,590	633,693	643,362	646,216	636,607
Total liabilities and equity	$5,060,297	$5,039,697	$4,783,189	$4,529,783	$4,559,779

Unaudited consolidated statement of income:

	For the Three Months Ended					For the Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018	2019	2018
Interest income:
Loans, including fees	$52,395	$50,249	$47,910	$45,094	$44,435	$195,648	$160,723
Factored receivables, including fees	25,573	25,570	25,558	24,556	28,070	101,257	92,103
Securities	2,379	2,784	2,667	2,644	2,314	10,474	6,354
FHLB and other restricted stock	165	209	146	192	154	712	507
Cash deposits	659	603	1,022	778	877	3,062	3,289
Total interest income	81,171	79,415	77,303	73,264	75,850	311,153	262,976
Interest expense:
Deposits	10,961	11,036	10,010	8,218	7,931	40,225	23,058
Subordinated notes	1,035	840	839	839	839	3,553	3,351
Junior subordinated debentures	687	719	744	760	717	2,910	2,741
Other borrowings	2,080	2,055	2,291	2,136	1,482	8,562	6,776
Total interest expense	14,763	14,650	13,884	11,953	10,969	55,250	35,926
Net interest income	66,408	64,765	63,419	61,311	64,881	255,903	227,050
Provision for loan losses	382	2,865	3,681	1,014	1,910	7,942	16,167
Net interest income after provision for loan losses	66,026	61,900	59,738	60,297	62,971	247,961	210,883
Non-interest income:
Service charges on deposits	1,889	1,937	1,700	1,606	1,702	7,132	5,469
Card income	1,943	2,015	2,071	1,844	1,999	7,873	6,514
Net OREO gains (losses) and valuation adjustments	50	(56)	148	209	37	351	(514)
Net gains (losses) on sale of securities	39	19	14	(11)	—	61	(272)
Fee income	1,686	1,624	1,519	1,612	1,636	6,441	5,150
Insurance commissions	1,092	1,247	961	919	846	4,219	3,492
Gain on sale of subsidiary	—	—	—	—	—	—	1,071
Other	1,967	956	1,210	1,359	574	5,492	2,060
Total non-interest income	8,666	7,742	7,623	7,538	6,794	31,569	22,970
Non-interest expense:
Salaries and employee benefits	29,586	28,717	28,120	26,439	25,586	112,862	90,212
Occupancy, furniture and equipment	4,667	4,505	4,502	4,522	4,402	18,196	14,023
FDIC insurance and other regulatory assessments	(302)	(2)	303	299	184	298	1,129
Professional fees	1,904	1,969	1,550	1,865	1,837	7,288	8,939
Amortization of intangible assets	2,154	2,228	2,347	2,402	2,438	9,131	6,980
Advertising and promotion	1,347	1,379	1,796	1,604	1,036	6,126	4,974
Communications and technology	5,732	5,382	4,988	4,874	4,388	20,976	18,270
Other	7,573	7,975	7,098	6,561	7,091	29,207	22,826
Total non-interest expense	52,661	52,153	50,704	48,566	46,962	204,084	167,353
Net income before income tax	22,031	17,489	16,657	19,269	22,803	75,446	66,500
Income tax expense	5,322	3,172	3,927	4,481	4,718	16,902	14,792
Net income	$16,709	$14,317	$12,730	$14,788	$18,085	$58,544	$51,708
Dividends on preferred stock	—	—	—	—	—	—	(578)
Net income available to common stockholders	$16,709	$14,317	$12,730	$14,788	$18,085	$58,544	$51,130

Earnings per share:

	For the Three Months Ended					For the Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018	2019	2018
Basic
Net income to common stockholders	$16,709	$14,317	$12,730	$14,788	$18,085	$58,544	$51,130
Weighted average common shares outstanding	25,089,447	25,621,054	26,396,351	26,679,724	26,666,554	25,941,395	24,791,448
Basic earnings per common share	$0.67	$0.56	$0.48	$0.55	$0.68	$2.26	$2.06

Diluted
Net income to common stockholders	$16,709	$14,317	$12,730	$14,788	$18,085	$58,544	$51,130
Dilutive effect of preferred stock	—	—	—	—	—	—	578
Net income to common stockholders - diluted	$16,709	$14,317	$12,730	$14,788	$18,085	$58,544	$51,708
Weighted average common shares outstanding	25,089,447	25,621,054	26,396,351	26,679,724	26,666,554	25,941,395	24,791,448
Dilutive effects of:
Assumed conversion of Preferred A	—	—	—	—	89,240	—	258,674
Assumed conversion of Preferred B	—	—	—	—	100,176	—	290,375
Assumed exercises of stock options	69,865	60,068	59,962	64,166	76,219	63,808	84,126
Restricted stock awards	70,483	45,631	30,110	49,795	46,457	47,242	52,851
Restricted stock units	13,264	3,045	—	—	1,303	3,441	3,039
Performance stock units - market based	11,803	4,673	—	—	—	4,119	—
Performance stock units - performance based	—	—	—	—	—	—	—
Weighted average shares outstanding - diluted	25,254,862	25,734,471	26,486,423	26,793,685	26,979,949	26,060,005	25,480,513
Diluted earnings per common share	$0.66	$0.56	$0.48	$0.55	$0.67	$2.25	$2.03

Shares that were not considered in computing diluted earnings per common share because they were antidilutive are as follows:

	For the Three Months Ended					For the Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2019	2019	2019	2019	2018	2019	2018
Assumed conversion of Preferred A	—	—	—	—	—	—	—
Assumed conversion of Preferred B	—	—	—	—	—	—	—
Stock options	66,019	67,023	70,037	50,752	51,952	66,019	51,952
Restricted stock awards	—	3,209	—	13,290	14,513	—	—
Restricted stock units	—	—	58,400	58,400	—	—	—
Performance stock units - market based	55,228	55,228	70,879	58,400	59,658	55,228	59,658
Performance stock units - performance based	254,000	—	—	—	—	254,000	—

Loans held for investment summarized as of:

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018
Commercial real estate	$1,046,961	$1,115,559	$1,098,279	$1,093,882	$992,080
Construction, land development, land	160,569	164,186	157,861	145,002	179,591
1-4 family residential properties	179,425	186,405	186,070	194,067	190,185
Farmland	154,975	161,447	144,594	156,299	170,540
Commercial	1,342,683	1,369,505	1,257,330	1,117,640	1,114,971
Factored receivables	619,986	599,651	583,131	570,663	617,791
Consumer	21,925	24,967	26,048	27,941	29,822
Mortgage warehouse	667,988	587,697	382,590	307,375	313,664
Total loans	$4,194,512	$4,209,417	$3,835,903	$3,612,869	$3,608,644

Our total loans held for investment portfolio consists of traditional community bank loans as well as commercial finance product lines focused on businesses that require specialized financial solutions and national lending product lines that further diversify our lending operations.

Commercial finance loans are further summarized below:

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018
Commercial - Equipment	$461,555	$429,412	$395,094	$364,447	$352,037
Commercial - Asset-based lending	168,955	247,026	208,896	174,447	214,110
Factored receivables	619,986	599,651	583,131	570,663	617,791
Commercial finance	$1,250,496	$1,276,089	$1,187,121	$1,109,557	$1,183,938

Commercial finance % of total loans	30%	30%	31%	31%	33%

National lending loans are further summarized below:

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018
Mortgage warehouse	$667,988	$587,697	$382,590	$307,375	$313,664
Commercial - Liquid credit	81,353	37,386	21,758	960	963
Commercial - Premium finance	101,015	101,562	72,898	77,389	72,302
National lending	$850,356	$726,645	$477,246	$385,724	$386,929

National lending % of total loans	20%	17%	12%	11%	11%

Additional information pertaining to our loan portfolio, summarized for the quarters ended:

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018
Average community banking	$2,170,149	$2,193,533	$2,166,122	$2,103,816	$2,012,255
Average commercial finance	1,260,000	1,208,823	1,168,110	1,123,978	1,190,586
Average national lending	704,244	541,367	373,755	307,249	329,630
Average total loans	$4,134,393	$3,943,723	$3,707,987	$3,535,043	$3,532,471
Community banking yield	5.89%	5.79%	5.88%	5.91%	5.82%
Commercial finance yield	11.64%	12.31%	12.52%	12.50%	12.82%
National lending yield	4.96%	4.63%	5.62%	5.73%	5.44%
Total loan yield	7.48%	7.63%	7.95%	7.99%	8.14%

Information pertaining to our factoring segment, which includes only factoring originated by our Triumph Business Capital subsidiary, summarized as of and for the quarters ended:

	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Factored receivable period end balance	$573,372,000	$562,009,000	$544,601,000	$534,420,000	$588,750,000
Yield on average receivable balance	17.20%	18.23%	18.73%	17.96%	18.24%
Rolling twelve quarter annual charge-off rate	0.39%	0.36%	0.40%	0.39%	0.37%
Factored receivables - transportation concentration	81%	83%	83%	81%	83%

Interest income, including fees	$24,813,000	$24,869,000	$24,762,000	$23,803,000	$27,578,000
Non-interest income	1,154,000	1,291,000	1,205,000	1,077,000	1,032,000
Factored receivable total revenue	25,967,000	26,160,000	25,967,000	24,880,000	28,610,000
Average net funds employed	524,546,000	494,198,000	483,203,000	490,241,000	547,996,000
Yield on average net funds employed	19.64%	21.00%	21.55%	20.58%	20.71%

Accounts receivable purchased	$1,489,538,000	$1,450,905,000	$1,408,982,000	$1,325,140,000	$1,541,332,000
Number of invoices purchased	896,487	890,986	874,248	789,838	882,042
Average invoice size	$1,662	$1,628	$1,612	$1,678	$1,747
Average invoice size - transportation	$1,507	$1,497	$1,492	$1,541	$1,625
Average invoice size - non-transportation	$3,891	$3,467	$3,047	$3,276	$3,209

Deposits summarized as of:

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018
Non-interest bearing demand	$809,696	$754,233	$684,223	$667,597	$724,527
Interest bearing demand	580,323	587,123	587,164	602,088	615,704
Individual retirement accounts	104,472	108,593	111,328	112,696	115,583
Money market	497,105	424,162	440,289	372,109	443,663
Savings	363,270	356,368	362,594	372,914	369,389
Certificates of deposit	1,084,425	1,120,850	1,122,873	851,411	835,127
Brokered deposits	350,615	346,504	350,507	335,625	346,356
Total deposits	$3,789,906	$3,697,833	$3,658,978	$3,314,440	$3,450,349

Net interest margin summarized for the three months ended:

	December 31, 2019			September 30, 2019
	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
Interest earning assets:
Interest earning cash balances	$153,160	$659	1.71%	$104,569	$603	2.29%
Taxable securities	254,255	2,157	3.37%	278,878	2,495	3.55%
Tax-exempt securities	37,680	222	2.34%	48,685	289	2.36%
FHLB and other restricted stock	25,599	165	2.56%	19,698	209	4.21%
Loans	4,134,393	77,968	7.48%	3,943,723	75,819	7.63%
Total interest earning assets	$4,605,087	$81,171	6.99%	$4,395,553	$79,415	7.17%
Non-interest earning assets:
Other assets	445,773			444,987
Total assets	$5,050,860			$4,840,540
Interest bearing liabilities:
Deposits:
Interest bearing demand	$588,590	$373	0.25%	$585,706	$355	0.24%
Individual retirement accounts	106,645	435	1.62%	110,049	454	1.64%
Money market	490,438	1,542	1.25%	416,526	1,406	1.34%
Savings	359,024	119	0.13%	359,169	117	0.13%
Certificates of deposit	1,108,647	6,491	2.32%	1,113,006	6,588	2.35%
Brokered deposits	350,737	2,001	2.26%	352,430	2,116	2.38%
Total interest bearing deposits	3,004,081	10,961	1.45%	2,936,886	11,036	1.49%
Subordinated notes	63,706	1,035	6.45%	48,994	840	6.80%
Junior subordinated debentures	39,491	687	6.90%	39,364	719	7.25%
Other borrowings	438,447	2,080	1.88%	364,950	2,055	2.23%
Total interest bearing liabilities	$3,545,725	$14,763	1.65%	$3,390,194	$14,650	1.71%
Non-interest bearing liabilities and equity:
Non-interest bearing demand deposits	791,379			735,527
Other liabilities	66,210			68,778
Total equity	647,546			646,041
Total liabilities and equity	$5,050,860			$4,840,540
Net interest income		$66,408			$64,765
Interest spread			5.34%			5.46%
Net interest margin			5.72%			5.85%

Loan balance totals include respective nonaccrual assets.

Net interest spread is the yield on average interest earning assets less the rate on interest bearing liabilities.

Net interest margin is the ratio of net interest income to average interest earning assets.

Average rates have been annualized.

Metrics and non-GAAP financial reconciliation:

	As of and for the Three Months Ended					As of and for the Years Ended
(Dollars in thousands,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
except per share amounts)	2019	2019	2019	2019	2018	2019	2018
Net income available to common stockholders	$16,709	$14,317	$12,730	$14,788	$18,085	$58,544	$51,130
Gain on sale of subsidiary or division	—	—	—	—	—	—	(1,071)
Transaction related costs	—	—	—	—	—	—	6,965
Tax effect of adjustments	—	—	—	—	—	—	(1,401)
Adjusted net income available to common stockholders	$16,709	$14,317	$12,730	$14,788	$18,085	$58,544	$55,623
Dilutive effect of convertible preferred stock	—	—	—	—	—	—	578
Adjusted net income available to common stockholders - diluted	$16,709	$14,317	$12,730	$14,788	$18,085	$58,544	$56,201

Weighted average shares outstanding - diluted	25,254,862	25,734,471	26,486,423	26,793,685	26,979,949	26,060,005	25,480,513
Adjusted effects of assumed Preferred Stock conversion	—	—	—	—	—	—	—
Adjusted weighted average shares outstanding - diluted	25,254,862	25,734,471	26,486,423	26,793,685	26,979,949	26,060,005	25,480,513
Adjusted diluted earnings per common share	$0.66	$0.56	$0.48	$0.55	$0.67	$2.25	$2.21

Average total stockholders' equity	$647,546	$646,041	$652,347	$644,960	$632,126	$647,726	$559,450
Average preferred stock liquidation preference	—	—	—	—	2,624	—	7,885
Average total common stockholders' equity	647,546	646,041	652,347	644,960	629,502	647,726	551,565
Average goodwill and other intangibles	191,551	193,765	196,002	198,389	200,754	194,905	121,820
Average tangible common stockholders' equity	$455,995	$452,276	$456,346	$446,571	$428,748	$452,821	$429,745

Net income available to common stockholders	$16,709	$14,317	$12,730	$14,788	$18,085	$58,544	$51,130
Average tangible common equity	455,995	452,276	456,346	446,571	428,748	452,821	429,745
Return on average tangible common equity	14.54%	12.56%	11.19%	13.43%	16.73%	12.93%	11.90%

Adjusted efficiency ratio:
Net interest income	$66,408	$64,765	$63,419	$61,311	$64,881	$255,903	$227,050
Non-interest income	8,666	7,742	7,623	7,538	6,794	31,569	22,970
Operating revenue	75,074	72,507	71,042	68,849	71,675	287,472	250,020
Gain on sale of subsidiary or division	—	—	—	—	—	—	(1,071)
Adjusted operating revenue	$75,074	$72,507	$71,042	$68,849	$71,675	$287,472	$248,949
Non-interest expenses	$52,661	$52,153	$50,704	$48,566	$46,962	$204,084	$167,353
Transaction related costs	—	—	—	—	—	—	(6,965)
Adjusted non-interest expenses	$52,661	$52,153	$50,704	$48,566	$46,962	$204,084	$160,388
Adjusted efficiency ratio	70.15%	71.93%	71.37%	70.54%	65.52%	70.99%	64.43%

Adjusted net non-interest expense to average assets ratio:
Non-interest expenses	$52,661	$52,153	$50,704	$48,566	$46,962	$204,084	$167,353
Transaction related costs	—	—	—	—	—	—	(6,965)
Adjusted non-interest expenses	$52,661	$52,153	$50,704	$48,566	$46,962	$204,084	$160,388

Total non-interest income	$8,666	$7,742	$7,623	$7,538	$6,794	$31,569	$22,970
Gain on sale of subsidiary or division	—	—	—	—	—	—	(1,071)
Adjusted non-interest income	$8,666	$7,742	$7,623	$7,538	$6,794	$31,569	$21,899
Adjusted net non-interest expenses	$43,995	$44,411	$43,081	$41,028	$40,168	$172,515	$138,489
Average total assets	$5,050,860	$4,840,540	$4,694,647	$4,501,760	$4,488,918	$4,773,652	$3,900,728
Adjusted net non-interest expense to average assets ratio	3.46%	3.64%	3.68%	3.70%	3.55%	3.61%	3.55%

Total stockholders' equity	$636,590	$633,693	$643,362	$646,216	$636,607	$636,590	$636,607
Goodwill and other intangibles	(190,286)	(192,440)	(194,668)	(197,015)	(199,417)	(190,286)	(199,417)
Tangible common stockholders' equity	$446,304	$441,253	$448,694	$449,201	$437,190	$446,304	$437,190
Common shares outstanding	24,964,961	25,357,985	26,198,308	26,709,411	26,949,936	24,964,961	26,949,936
Tangible book value per share	$17.88	$17.40	$17.13	$16.82	$16.22	$17.88	$16.22

Total assets at end of period	$5,060,297	$5,039,697	$4,783,189	$4,529,783	$4,559,779	$5,060,297	$4,559,779
Goodwill and other intangibles	(190,286)	(192,440)	(194,668)	(197,015)	(199,417)	(190,286)	(199,417)
Tangible assets at period end	$4,870,011	$4,847,257	$4,588,521	$4,332,768	$4,360,362	$4,870,011	$4,360,362
Tangible common stockholders' equity ratio	9.16%	9.10%	9.78%	10.37%	10.03%	9.16%	10.03%

1)

Triumph uses certain non-GAAP financial measures to provide meaningful supplemental information regarding Triumph's operational performance and to enhance investors' overall understanding of such financial performance.  The non-GAAP measures used by Triumph include the following:

•

“Adjusted diluted earnings per common share” is defined as adjusted net income available to common stockholders divided by adjusted weighted average diluted common shares outstanding.  Excluded from net income available to common stockholders are material gains and expenses related to merger and acquisition-related activities, including divestitures, net of tax. In our judgment, the adjustments made to net income available to common stockholders allow management and investors to better assess our performance in relation to our core net income by removing the volatility associated with certain acquisition-related items and other discrete items that are unrelated to our core business.  Weighted average diluted common shares outstanding are adjusted as a result of changes in their dilutive properties given the gain and expense adjustments described herein.

•	"Tangible common stockholders' equity" is defined as common stockholders' equity less goodwill and other intangible assets.
•	"Total tangible assets" is defined as total assets less goodwill and other intangible assets.
•

"Tangible book value per share" is defined as tangible common stockholders' equity divided by total common shares outstanding. This measure is important to investors interested in changes from period-to-period in book value per share exclusive of changes in intangible assets.

•

"Tangible common stockholders' equity ratio" is defined as the ratio of tangible common stockholders' equity divided by total tangible assets. We believe that this measure is important to many investors in the marketplace who are interested in relative changes from period-to period in common equity and total assets, each exclusive of changes in intangible assets.

•	"Return on Average Tangible Common Equity" is defined as net income available to common stockholders divided by average tangible common stockholders' equity.
•

"Adjusted efficiency ratio" is defined as non-interest expenses divided by our operating revenue, which is equal to net interest income plus non-interest income. Also excluded are material gains and expenses related to merger and acquisition-related activities, including divestitures. In our judgment, the adjustments made to operating revenue and non-interest expense allow management and investors to better assess our performance in relation to our core operating revenue by removing the volatility associated with certain acquisition-related items and other discrete items that are unrelated to our core business.

•

"Adjusted net non-interest expense to average total assets" is defined as non-interest expenses net of non-interest income divided by total average assets. Excluded are material gains and expenses related to merger and acquisition-related activities, including divestitures.  This metric is used by our management to better assess our operating efficiency.

2)	Performance ratios include discount accretion on purchased loans for the periods presented as follows:
	For the Three Months Ended					For the Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018	2019	2018
Loan discount accretion	$1,555	$1,159	$1,297	$1,557	$1,411	$5,568	$8,296
3)	Asset quality ratios exclude loans held for sale, except for non-performing assets to total assets.
4)	Current quarter ratios are preliminary.

Source: Triumph Bancorp, Inc.

###

Investor Relations:

Luke Wyse

Senior Vice President, Finance & Investor Relations

lwyse@tbkbank.com

214-365-6936

Media Contact:

Amanda Tavackoli

Senior Vice President, Marketing & Communication

atavackoli@tbkbank.com

214-365-6930